UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

PACTIV EVERGREEN INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39528	98-1538656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 W. Field Court
Lake Forest, Illinois		60045
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 482-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Pactiv Evergreen Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 170,751,542 shares (“Shares”) of the Company’s common stock, par value $0.001 per Share, or approximately 95.8% of the Shares entitled to vote, were present by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). The Company’s inspector of elections certified the vote tabulations indicated below.

Proposal 1 – Election of Directors

The individuals listed below were elected at the Annual Meeting to serve on the Board of Directors of the Company until the Company’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes	Total
LeighAnne G. Baker	160,891,859	6,877,798	2,981,885	170,751,542
Duncan J. Hawkesby	156,249,955	11,519,702	2,981,885	170,751,542
Allen P. Hugli	151,810,416	15,959,241	2,981,885	170,751,542
Michael J. King	156,563,600	11,206,057	2,981,885	170,751,542
Rolf Stangl	157,199,737	10,569,920	2,981,885	170,751,542
Felicia D. Thornton	157,197,417	10,572,240	2,981,885	170,751,542

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP

Proposal 2 was a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Total
170,600,304	146,173	5,065	170,751,542

Proposal 3 – Say on Pay Vote

Proposal 3 was an advisory vote to approve the Company’s named executive officer compensation for 2022, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Broker Non-Vote	Total
161,061,682	6,702,702	5,273	2,981,885	170,751,542

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023

PACTIV EVERGREEN INC.

By:	/s/ Chandra J. Mitchell
Chandra J. Mitchell
Chief Legal Officer and Secretary